EXHIBIT 10.2

Funan Allied United Farmer Products Co., Ltd. and Funan Agricultural Reclining Investment Co. Ltd

Investment and Cooperation Agreement

December 2021

Funan Anhui

Party A: Funan Agricultural Reclining Investment Co. Ltd

Party B: Funan Allied United Farmer Products Co., Ltd.

According to relevant national laws, regulations and policies, in order to give full play to the resource advantages of Party A and Party B and develop together, it is planned to carry out the construction and operation of the edible fungus factory Agaricus bisporus project in Funan Modern High-efficiency Circular Agriculture Industrial Park (the land on the south side of Yunhe East Road, Economic Development Zone, Funan County, for which Party B has obtained the land use rights through its subsidiary). Party A and Party B, in line with the principles of honesty, mutual benefit and common development, have signed the following agreement after friendly negotiations.

1. Name of the cooperation project and investment scale

The name of the cooperation project is the construction project of an edible fungus compost production plant with an annual output of 80,000 tons in the edible fungus industrial park, with a planned total investment of RMB 170 million (of which Party A invests RMB 115 million in fixed assets of the plant and Party B invests RMB 55 million in equipment). It is planned to use 70 mu of industrial land, with a building area of about 23,000 square meters. After the project is completed and put into production, it will produce 80,000 tons of compost annually in a factory-based manner, with an output value of 100 million yuan.

2. Cooperation model

2.1 Party A establishes a wholly-owned platform company and independently serves as the owner of the project. The company does not do any other business work, but is only responsible for the construction of infrastructure such as factories, providing factories to Party B and recovering the investment funds for factories. Party A’s total investment is 115 million yuan (excluding the cost of seven connections and one flat), and Party B repays the principal and pays the rent. Party A’s platform company will carry out infrastructure such as factories. For details, please refer to the bidding list for factory construction.

2.2 Party B is responsible for the investment in production equipment, with an estimated total investment of 55 million yuan. Party B operates independently and pays for its own profits and losses.

2.3 When Party A’s platform company is constructing infrastructure such as factories, Party B can install equipment in advance as needed, and carry out equipment debugging and trial production at the same time.

2.4 The term and payment of principal and rent repayment: The principal amount is determined according to the final usage (subject to the written signature confirmation of both parties when the project is delivered. If the two parties cannot reach an agreement, the agreement shall be followed. If there is no agreement, the third-party audit confirmation shall prevail). Party B repays the principal and pays the rent annually. The agreement is as follows: 4.32% of Party A’s total investment (based on the determined principal amount) shall be paid in cash from the 1st to the 5th year as annual rent; 20% of the determined principal amount shall be paid each year from the 6th to the 10th year to repurchase the corresponding 20% of the shares of the platform company. Party A shall complete the change of the corresponding industrial and commercial registration within 1 month after Party B’s payment. After the repurchase begins, the rent shall be 4.32% of the unrepurchased investment of Party B as annual rent.

2.4.1 Rent payment method: Starting from the date of delivery of the factory building, the rent shall be paid every three months. Party B shall pay the rent to Party A’s designated account within 5 working days after receiving the rent payment notice submitted by Party A after the end of the third month.

2.4.2 Repurchase payment method: Starting from the sixth year after the completion and delivery date, every 12 months, Party A will repurchase 20% of Party A’s total investment (Party A will submit a principal payment notice to Party B after the end of the 12th month). Party B shall remit the money to the platform company account established by Party A within 5 working days after receiving the notice. Party B can pay the principal amount in advance.

3. Project land

3.1 Site selection

On Party B’s existing land, according to Party B’s planning and construction drawings, construction will be carried out at the planned location.

3.2 Acquisition of land use rights

3.2.1 The project uses approximately 70 acres of land, which will be transferred to Party A’s company free of charge by Party B.

The construction of factory buildings and other infrastructure (Party B is responsible for assisting in the property rights work) will be transferred to Party B free of charge after the cooperation period of the project ends. During the cooperation period, both parties shall not mortgage land, factory buildings, etc.

3.2.2 The right to use the state-owned construction land under this agreement shall be in accordance with the provisions of national laws and relevant policies. Party A shall go through the real estate registration procedures in accordance with the law to obtain the relevant certificate of state-owned construction land use rights, and the taxes and fees generated shall be borne by Party A’s platform company.

3.2.3 The term of use of the land under this agreement shall be in accordance with the state-owned land transfer contract and the real estate certificate.

3.2.4 The land use of the land under this agreement is industrial land, and the term of use shall be subject to the “Contract for the Transfer of the Right to Use State-owned Construction Land”, and the land use shall not be changed.

4. Project filing and approval The project shall be declared and approved by Party A’s platform company in accordance with the law, and the planning and environmental impact assessment shall use the existing effective documents of Party B.

5. Project construction period

5.1 Construction conditions The project can only carry out substantive construction after obtaining a construction permit in accordance with the law. The project adopts the form of open bidding, and the construction shall be completed within six months after the bidding is completed.

5.2 Construction requirements

The project construction must strictly implement the simultaneous design and construction of pollution prevention and control facilities, soil and water conservation facilities, safety facilities, occupational disease prevention facilities and the main project, and put them into production at the same time.

5.3 Construction period

The total planned construction period of this project is six months. Party A’s company must use the land reasonably according to the plan, start construction at the statutory agreed time, complete the project bidding within six months, and start the construction of the factory building content of the construction bidding.

6. Rights and obligations of both parties

6.1 Rights and obligations of Party A

6.1.1 Party A’s platform company must carry out construction in accordance with the design requirements and design drawings issued by Party B. Party A must carry out construction in accordance with the drawings, meet Party B’s use requirements, and accept Party B’s supervision on the quality of the project.

6.1.2 After bidding, evaluating, and determining the construction party, Party A’s platform company shall start the construction project within 5 working days, pay the construction contract fee as required by the construction contract, complete the construction in accordance with the construction contract, and deliver the factory to Party B for use. If Party A fails to perform as agreed upon above after signing the agreement, resulting in the project not being delivered on schedule, Party A shall bear the compensation liability for the profit that Party B should obtain from production. The production profit shall be calculated according to the profit of the same period recorded in Party B’s financial statements.

If Party A fails to start construction on time after obtaining the land use right of the planned land, or fails to complete and put into production on time after starting construction, resulting in the land being idle for more than one year, if there is a land idle fee. The land idle fee shall not be included in the investment budget.

6.1.3 Party A’s platform company shall comply with relevant laws and policy requirements such as planning, environmental protection, land, fire protection, production safety, and investment promotion during the project construction process.

6.1.4 Party A’s platform company is responsible for applying for and implementing relevant preferential policies of provinces and cities. If it meets the conditions according to the policy, it can strive for support from relevant preferential policies of governments at all levels. All subsidies obtained belong to Party B.

6.2 Rights and obligations of Party B

6.2.1 Party B is solely responsible for supervising the project construction process, ensuring that the construction is carried out according to the drawings and ensuring the quality of the project. All business management activities of Party B shall comply with the laws and regulations of the People’s Republic of China and be restricted and protected by them. Conduct business independently in accordance with the law and carry out legal business management activities without interference from any organization or individual. Party A is obliged to cooperate with Party B to apply for various eligible projects in the name of the platform company, and the benefits belong to Party A. If there is a loss caused by Party A’s failure to cooperate in time, Party A shall bear the liability for compensation.

6.2.2 The project shall enjoy the preferential investment policies formulated by governments at all levels in accordance with the law, provided that the conditions are met, during the legal and effective operation.

6.2.3 Cooperate with Party A’s platform company to handle all the certificates and materials required for the project land use approval, and ensure the smooth progress of land use application and other work. Party B must provide Party A with the plant design plan, process drawings and other pre-design materials required by Party A.

6.2.4 The waste gas, waste residue, waste and sewage generated by Party B after completion and production must be treated to meet national standards before they can be discharged.

6.2.5 During the production and operation process, Party B shall obey the supervision, management and guidance of the Funan County government departments, and submit relevant report materials in a timely and truthful manner in accordance with relevant regulations.

6.2.6 The project will be officially put into production within 3 months after the factory building is delivered for use. If Party B fails to officially put into production within the statutory time limit (except for force majeure), Party A may unilaterally recover the factory building and terminate the performance of the agreement in accordance with the law. At the same time, the land used for the project will be used as Party A’s investment interest and will no longer be transferred to Party B free of charge.

6.2.7 Party B promises to give priority to recruiting registered poor households in Funan County for employment.

6.2.8 Party B is solely responsible for supervising the project construction process to ensure that the construction is carried out according to the drawings and the quality of the project. Party B has the right to understand all service providers and make comments and decisions on qualifications and costs, unless the qualifications of the service providers provided by Party A are lower in cost under the same premise. Service providers include but are not limited to bidding agents, price accounting, supervision, etc.

7. Liability for breach of contract

7.1 After the completion of the project, Party A shall promptly transfer the factory to Party B, and Party B shall pay the rent and principal in a timely manner as agreed. If the delayed payment is deemed as a breach of contract by Party B, Party B shall pay liquidated damages, which shall be calculated at 0.05% per day based on the total amount. If the full amount is not paid after the delay of three months, Party A has the right to terminate the contract, and the land used for the project will be used as Party A’s investment interest and will no longer be transferred to Party A free of charge.

7.2 Party A promises to use the land reasonably in accordance with the plan and start construction as planned in accordance with the legal time limit. Complete the bidding for the project and start the construction of various civil engineering projects, and complete the construction content and investment amount agreed in this project within 6 months of the start of construction.

7.3 If either party breaches the contract, the other party may claim 20% of the principal as liquidated damages. If the liquidated damages are not enough to compensate for the loss, the party shall continue to bear the liability for compensation.

8. Force Majeure

If the Agreement cannot be performed due to force majeure factors such as natural disasters, major national policy adjustments or global financial crises, the relevant contents of this Agreement shall be revised and adjusted after consensus between the two parties.

9. Supplementary Provisions

9.1 After the signing of this Agreement, the two parties shall fully perform the contract. Any unfinished matters shall be supplemented by the two parties through consultation. The supplementary agreement shall have the same legal effect as this Agreement.

9.2 Any disputes arising from the performance of this Agreement shall be resolved through consultation between the two parties. If no agreement is reached through consultation, a lawsuit shall be filed with the People’s Court with jurisdiction over the location of the construction project.

9.3 This Agreement shall take effect after being signed and sealed by both parties. This Agreement is in four copies, with two copies held by each party, and has the same legal effect.

Party A: Funan Agricultural Reclining Investment Co. Ltd (seal)

Representative: (seal)

Year Month Day

Party B: Funan Allied United Farmer Products Co., Ltd. (seal)

Representative (seal)

2022 year 1 month 4 day

Funan Allied United Farmer Products Co., Ltd. and Funan Agricultural Reclining Investment Co. Ltd

Investment and Cooperation Agreement December 2021

Funan Anhui

Party A: Funan Agricultural Reclining Investment Co. Ltd Party B: Funan Allied United Farmer Products Co., Ltd.

According to relevant national laws, regulations and policies, in order to give full play to the resource advantages of Party A and Party B and develop together, it is planned to carry out the construction and operation of the edible fungus factory Agaricus bisporus project in Funan Modern High-efficiency Circular Agriculture Industrial Park (the land on the south side of Yunhe East Road, Economic Development Zone, Funan County, for which Party B has obtained the land use rights through its subsidiary). Party A and Party B, in line with the principles of honesty, mutual benefit and common development, have signed the following agreement after friendly negotiations.

10. Name of the cooperation project and investment scale

The name of the cooperation project is the construction project of an edible fungus compost production plant with an annual output of 80,000 tons in the edible fungus industrial park, with a planned total investment of RMB 170 million (of which Party A invests RMB 115 million in fixed assets of the plant and Party B invests RMB 55 million in equipment). It is planned to use 70 mu of industrial land, with a building area of about 23,000 square meters. After the project is completed and put into production, it will produce 80,000 tons of compost annually in a factory-based manner, with an output value of 100 million yuan.

11. Cooperation model

11.1 Party A establishes a wholly-owned platform company and independently serves as the owner of the project. The company does not do any other business work, but is only responsible for the construction of infrastructure such as factories, providing factories to Party B and recovering the investment funds for factories. Party A’s total investment is 115 million yuan (excluding the cost of seven connections and one flat), and Party B repays the principal and pays the rent. Party A’s platform company will carry out infrastructure such as factories. For details, please refer to the bidding list for factory construction.

11.2 Party B is responsible for the investment in production equipment, with an estimated total investment of 55 million yuan. Party B operates independently and pays for its own profits and losses.

11.3 When Party A’s platform company is constructing infrastructure such as factories, Party B can install equipment in advance as needed, and carry out equipment debugging and trial production at the same time.

11.4 The term and payment of principal and rent repayment: The principal amount is determined according to the final usage (subject to the written signature confirmation of both parties when the project is delivered. If the two parties cannot reach an agreement, the agreement shall be followed. If there is no agreement, the third-party audit confirmation shall prevail). Party B repays the principal and pays the rent annually. The agreement is as follows: 4.32% of Party A’s total investment (based on the determined principal amount) shall be paid in cash from the 1st to the 5th year as annual rent; 20% of the determined principal amount shall be paid each year from the 6th to the 10th year to repurchase the corresponding 20% of the shares of the platform company. Party A shall complete the change of the corresponding industrial and commercial registration within 1 month after Party B’s payment. After the repurchase begins, the rent shall be 4.32% of the unrepurchased investment of Party B as annual rent.

11.4.1 Rent payment method: Starting from the date of delivery of the factory building, the rent shall be paid every three months. Party B shall pay the rent to Party A’s designated account within 5 working days after receiving the rent payment notice submitted by Party A after the end of the third month.

11.4.2 Repurchase payment method: Starting from the sixth year after the completion and delivery date, every 12 months, Party A will repurchase 20% of Party A’s total investment (Party A will submit a principal payment notice to Party B after the end of the 12th month). Party B shall remit the money to the platform company account established by Party A within 5 working days after receiving the notice. Party B can pay the principal amount in advance.

12. Project land

12.1 Site selection

On Party B’s existing land, according to Party B’s planning and construction drawings, construction will be carried out at the planned location.

12.2 Acquisition of land use rights

12.2.1 The project uses approximately 70 acres of land, which will be transferred to Party A’s company free of charge by Party B.

The construction of factory buildings and other infrastructure (Party B is responsible for assisting in the property rights work) will be transferred to Party B free of charge after the cooperation period of the project ends. During the cooperation period, both parties shall not mortgage land, factory buildings, etc.

12.2.2 The right to use the state-owned construction land under this agreement shall be in accordance with the provisions of national laws and relevant policies. Party A shall go through the real estate registration procedures in accordance with the law to obtain the relevant certificate of state-owned construction land use rights, and the taxes and fees generated shall be borne by Party A’s platform company.

12.2.3 The term of use of the land under this agreement shall be in accordance with the state-owned land transfer contract and the real estate certificate.

12.2.4 The land use of the land under this agreement is industrial land, and the term of use shall be subject to the “Contract for the Transfer of the Right to Use State-owned Construction Land”, and the land use shall not be changed.

13. Project filing and approval The project shall be declared and approved by Party A’s platform company in accordance with the law, and the planning and environmental impact assessment shall use the existing effective documents of Party B.

14. Project construction period

14.1 Construction conditions The project can only carry out substantive construction after obtaining a construction permit in accordance with the law. The project adopts the form of open bidding, and the construction shall be completed within six months after the bidding is completed.

14.2 Construction requirements

The project construction must strictly implement the simultaneous design and construction of pollution prevention and control facilities, soil and water conservation facilities, safety facilities, occupational disease prevention facilities and the main project, and put them into production at the same time.

14.3 Construction period

The total planned construction period of this project is six months. Party A’s company must use the land reasonably according to the plan, start construction at the statutory agreed time, complete the project bidding within six months, and start the construction of the factory building content of the construction bidding.

15. Rights and obligations of both parties

15.1 Rights and obligations of Party A

15.1.1 Party A’s platform company must carry out construction in accordance with the design requirements and design drawings issued by Party B. Party A must carry out construction in accordance with the drawings, meet Party B’s use requirements, and accept Party B’s supervision on the quality of the project.

15.1.2 After bidding, evaluating, and determining the construction party, Party A’s platform company shall start the construction project within 5 working days, pay the construction contract fee as required by the construction contract, complete the construction in accordance with the construction contract, and deliver the factory to Party B for use. If Party A fails to perform as agreed upon above after signing the agreement, resulting in the project not being delivered on schedule, Party A shall bear the compensation liability for the profit that Party B should obtain from production. The production profit shall be calculated according to the profit of the same period recorded in Party B’s financial statements.

If Party A fails to start construction on time after obtaining the land use right of the planned land, or fails to complete and put into production on time after starting construction, resulting in the land being idle for more than one year, if there is a land idle fee. The land idle fee shall not be included in the investment budget.

15.1.3 Party A’s platform company shall comply with relevant laws and policy requirements such as planning, environmental protection, land, fire protection, production safety, and investment promotion during the project construction process.

15.1.4 Party A’s platform company is responsible for applying for and implementing relevant preferential policies of provinces and cities. If it meets the conditions according to the policy, it can strive for support from relevant preferential policies of governments at all levels. All subsidies obtained belong to Party B.

15.2 Rights and obligations of Party B

15.2.1 Party B is solely responsible for supervising the project construction process, ensuring that the construction is carried out according to the drawings and ensuring the quality of the project. All business management activities of Party B shall comply with the laws and regulations of the People’s Republic of China and be restricted and protected by them. Conduct business independently in accordance with the law and carry out legal business management activities without interference from any organization or individual. Party A is obliged to cooperate with Party B to apply for various eligible projects in the name of the platform company, and the benefits belong to Party A. If there is a loss caused by Party A’s failure to cooperate in time, Party A shall bear the liability for compensation.

15.2.2 The project shall enjoy the preferential investment policies formulated by governments at all levels in accordance with the law, provided that the conditions are met, during the legal and effective operation.

15.2.3 Cooperate with Party A’s platform company to handle all the certificates and materials required for the project land use approval, and ensure the smooth progress of land use application and other work. Party B must provide Party A with the plant design plan, process drawings and other pre-design materials required by Party A.

15.2.4 The waste gas, waste residue, waste and sewage generated by Party B after completion and production must be treated to meet national standards before they can be discharged.

15.2.5 During the production and operation process, Party B shall obey the supervision, management and guidance of the Funan County government departments, and submit relevant report materials in a timely and truthful manner in accordance with relevant regulations.

15.2.6 The project will be officially put into production within 3 months after the factory building is delivered for use. If Party B fails to officially put into production within the statutory time limit (except for force majeure), Party A may unilaterally recover the factory building and terminate the performance of the agreement in accordance with the law. At the same time, the land used for the project will be used as Party A’s investment interest and will no longer be transferred to Party B free of charge.

15.2.7 Party B promises to give priority to recruiting registered poor households in Funan County for employment.

15.2.8 Party B is solely responsible for supervising the project construction process to ensure that the construction is carried out according to the drawings and the quality of the project. Party B has the right to understand all service providers and make comments and decisions on qualifications and costs, unless the qualifications of the service providers provided by Party A are lower in cost under the same premise. Service providers include but are not limited to bidding agents, price accounting, supervision, etc.

16. Liability for breach of contract

16.1 After the completion of the project, Party A shall promptly transfer the factory to Party B, and Party B shall pay the rent and principal in a timely manner as agreed. If the delayed payment is deemed as a breach of contract by Party B, Party B shall pay liquidated damages, which shall be calculated at 0.05% per day based on the total amount. If the full amount is not paid after the delay of three months, Party A has the right to terminate the contract, and the land used for the project will be used as Party A’s investment interest and will no longer be transferred to Party A free of charge.

16.2 Party A promises to use the land reasonably in accordance with the plan and start construction as planned in accordance with the legal time limit. Complete the bidding for the project and start the construction of various civil engineering projects, and complete the construction content and investment amount agreed in this project within 6 months of the start of construction.

16.3 If either party breaches the contract, the other party may claim 20% of the principal as liquidated damages. If the liquidated damages are not enough to compensate for the loss, the party shall continue to bear the liability for compensation.

17. Force Majeure

If the Agreement cannot be performed due to force majeure factors such as natural disasters, major national policy adjustments or global financial crises, the relevant contents of this Agreement shall be revised and adjusted after consensus between the two parties.

18. Supplementary Provisions

18.1 After the signing of this Agreement, the two parties shall fully perform the contract. Any unfinished matters shall be supplemented by the two parties through consultation. The supplementary agreement shall have the same legal effect as this Agreement.

18.2 Any disputes arising from the performance of this Agreement shall be resolved through consultation between the two parties. If no agreement is reached through consultation, a lawsuit shall be filed with the People’s Court with jurisdiction over the location of the construction project.

18.3 This Agreement shall take effect after being signed and sealed by both parties. This Agreement is in four copies, with two copies held by each party, and has the same legal effect.

Party A: Funan Agricultural Reclining Investment Co. Ltd (seal) Representative: (seal)

Year Month Day

Party B: Funan Allied United Farmer Products Co., Ltd. (seal) Representative (seal)

2022 year 1 month 4 day